UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2021

THERAPEUTICS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39311	85-0800493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

. 200 Berkeley Street, 18th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 778.2500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	RACA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 15, 2021, Therapeutics Acquisition Corp. d/b/a Research Alliance Corp I. (“RACA”) and POINT Biopharma Inc. (“POINT”) announced the execution of definitive Business Combination Agreement, by and among RACA, Bodhi Merger Sub, Inc. and POINT (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Bodhi Merger Sub, Inc. will merge with and into POINT, with POINT surviving as a wholly-owned subsidiary of RACA (the “Business Combination”).

In connection with the Business Combination, RACA filed a registration statement on Form S-4 (333-254600) (as amended the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). On June 9, 2021, the Registration Statement was declared effective by the SEC. On June 9, 2021, RACA filed a definitive proxy statement/prospectus relating to RACA’s special meeting of stockholders in lieu of the 2021 annual meeting (the “RACA Special Meeting”) to be held on June 29, 2021, to consider matters and transactions relating to the Business Combination (the “Defintive Proxy Statement/Prospectus”).

Since the initial filing of the Registration Statement, three purported stockholders of RACA sent demand letters (the “Demand Letters”) requesting that RACA provide additional disclosures in an amendment to the Registration Statement. RACA believes that the allegations in the Demand Letters are meritless and no additional disclosure is required in the Registration Statement. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, RACA hereby voluntarily amends and supplements the Definitive Proxy Statement/Prospectus with the supplemental disclosures (the “Supplemental Disclosures”) set forth below in this Current Report on Form 8-K (this “Report”). RACA and the RACA Board deny any liability or wrongdoing in connection with the Definitive Proxy Statement/Prospectus, and nothing in this Report should be construed as an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT/PROSPECTUS

The Supplemental Disclosures should be read in conjunction with the Definitive Proxy Statement/Prospectus, which should be read in its entirety and is available free of charge on the SEC’s website at http://www.sec.gov. Page number references below are to page numbers in the Definitive Proxy Statement/Prospectus, and capitalized terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement/Prospectus. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Definitive Proxy Statement/Prospectus, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Definitive Proxy Statement/Prospectus. Underlined text shows text being added to a referenced disclosure in the Definitive Proxy Statement/Prospectus.

The disclosure on page 106 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the first paragraph as follows:

Between January 5, 2021 and January 13, 2021, Mr. Simson and Tess Cameron, in their capacity as advisors to RACA, and members of the POINT management team, with the assistance of Perella Weinberg, exchanged e-mails, calls, and conducted videoconferences regarding preliminary due diligence matters and preliminary valuation discussions.

The disclosure on page 106 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the fifth paragraph as follows:

On January 26, 2021, Mr. Simson sent a revised term sheet to representatives of POINT’s financial advisor, Perella Weinberg, which proposed, among other things, a valuation of POINT vested equity of $520.1 million, which is consistent with $565 million inclusive of unvested equity, a PIPE Investment of $137.5 million, $40 million of which would be funded by an affiliate of the Sponsor, and a mutual closing condition that an amount of cash available to the combined company from RACA’s “trust account” (after giving effect to redemptions by RACA public shareholders) and the PIPE Investment be at least $250 million. POINT indicated that they could not move forward at such a valuation and cited numerous factors they believed should contribute to a higher valuation, including pipeline program PNT2003 and manufacturing capabilities. After careful consideration of transaction comparables, recent oncology IPOs, and POINT’s pipeline and manufacturing capabilities, RACA determined that a $585 million equity value, exclusive of unvested equity, was an appropriate equity value. See the sections titled “The Board’s Reasons for the Business Combination” and “Business Combination Proposal — Summary of RACA Financial Analysis — Precedent Transaction Comparables” for additional information regarding the precedent transaction comparables analyses that the Board considered as well as the post-money IPO valuation analysis prepared by the RACA management team.

The disclosure on page 107 of the Definitive Proxy Statement/Prospectus is hereby supplemented by amending and restating the fourth paragraph as follows:

On February 9, 2021, RACA and Jefferies LLC (“Jefferies”) agreed that Jefferies would act as RACA’s financial advisor in connection with the Business Combination and as its placement agent for the PIPE Investment. Jefferies was selected by the Board due to its status as an internationally recognized investment banking firm with substantial experience in prior successful SPAC business combinations and in the healthcare industry. Jefferies will be entitled to customary fees in its capacity as financial advisor to RACA in connection with the Business Combination and as capital markets advisor for the syndication process of the PIPE Investment, with payment due at, and conditioned upon, the closing of the Business Combination.

Important Information About the Merger and Where to Find It

A full description of the terms of the Business Combination is provided in the registration statement on Form S-4 (the “S-4 Registration Statement”) filed with the SEC by RACA, which includes a prospectus with respect to the combined company’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the stockholder meeting of RACA to vote on the Business Combination. RACA urges its investors, stockholders and other interested persons to read the definitive proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about RACA, POINT and the Business Combination. The definitive proxy statement/prospectus included in the S-4 Registration Statement was mailed on or about June 9, 2021 to RACA stockholders of record as of the close of business on June 4, 2021. Stockholders are also able to obtain a copy of the S-4 Registration Statement, including the definitive proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Therapeutics Acquisition Corp., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. The definitive proxy statement/prospectus included in the S-4 Registration Statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

RACA and POINT and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination under the rules of the SEC. Information about the directors and executive officers of RACA is set forth in RACA’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on July 9, 2020, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: Therapeutics Acquisition Corp., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RACA’s stockholders in connection with the proposed Business Combination are set forth in the S-4 Registration Statement containing the proxy statement/prospectus for the proposed Business Combination. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This Current Report contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Current Report, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the proposed Business Combination, including the timing and structure of the Business Combination, the proceeds of the Business Combination, the initial market capitalization of the combined company following the Closing and the benefits of the Business Combination, as well as statements about the potential attributes and benefits of POINT’s product candidates and the format and timing of POINT’s product development activities and clinical trials. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from RACA’s stockholders or satisfy other closing conditions in the Business Combination Agreement, the occurrence of any event that could give rise to the termination of the Business Combination Agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against RACA or POINT following announcement of the proposed Business Combination and related transactions, the impact of COVID-19 on POINT’s business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of RACA’s common stock on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that RACA or POINT may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those included under the header “Risk Factors” in the S-4 Registration Statement filed by RACA with the SEC and those included under the header “Risk Factors” in the final prospectus of RACA related to its initial public offering. Most of these factors are outside RACA’s and POINT’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report represent our views as of the date of this Current Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	THERAPEUTICS ACQUISITION CORP.

	By:	/s/ Matthew Hammond
	Name:	Matthew Hammond
	Title:	Chief Financial Officer